EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER AND PRINICPAL ACCOUNTING OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ProtoKinetix, Incorporated, (the “Company”) on Form 10-Q for the three months ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan M. Woodward, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 20, 2015	/s/ Susan M. Woodward
	Name:	Susan M. Woodward
	Title:	Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)